Exhibit 10.1

MariMed Inc.

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

Effective Date: May 12, 2022

This Second Amendment to the Employment Agreement (this “Agreement”) is between MARIMED INC., a Delaware corporation (the “Company” or “MariMed”), and JON R. LEVINE, an individual (the “Executive”).

WHEREAS, the Company and the Executive entered into an Employment Agreement effective as of dated July 1, 2021, as amended by the First Amendment to Employment Agreement effective as of September 22, 2021, providing for the continued employment of the Executive as its Chief Financial Officer (the “Original Agreement”); and

WHEREAS, the Company and the Executive seeks to amend the Original Agreement in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Original Agreement is hereby amended as follows:

(a) Section 2(a) of the Original Agreement is hereby amended to change Executive’s title, duties and responsibilities and as amended Section 2(a) shall read as follows:

“During the Term, the Executive will serve as the Chief Administrative Officer of the Company. The Executive will have such duties and responsibilities as are customary for the position of Chief Administrative Officer including oversight of the Company’s strategic growth plan and day-to-day operations, and supervision and oversight of the Company’s finance, sales, marketing and human relations function, and such other duties and responsibilities as are reasonably assigned to him by the Board of Directors of the Company (the “Board”). The Executive shall report to and be supervised by the Board.”; and

(b) All references to “Chief Financial Officer” are hereby amended and replaced with “Chief Administrative Officer.”

2. Except as otherwise amended by this Agreement, all other provisions of the Agreement shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS ON THE NEXT PAGE]

The undersigned hereby execute this Agreement as of the Effective Date stated above.

MARIMED INC.

By:
Robert Fireman
Chief Executive Officer

Jon R. Levine

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